UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022

Equillium, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38692	82-1554746
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2223 Avenida de la Playa
Suite 105
La Jolla, California	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 412-5302

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EQ	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 25, 2022, Equillium, Inc. (“Equillium” or the “Company”) announced the presentation of three posters related to clinical data for itolizumab, the Company’s initial product candidate, at the Transplantation & Cellular Meetings of the American Society of Transplantation and Cellular Therapy, and the Center for International Blood & Marrow Transplant Research.

Details of Itolizumab Data Presented

Title: Updated Interim Results from the EQUATE Study: Preliminary Safety and Efficacy of Itolizumab, a Novel Targeted Anti-CD6 Therapy, in Newly Diagnosed Acute Graft-Versus-Host Disease

First Author: Dr. John Koreth, associate professor of medicine, Dana Farber Cancer Institute, Harvard Medical School

Poster Number: 372

Key Highlights, Summary and Conclusions from Presentation:

•	Itolizumab treatment was associated with high rates of overall clinical response

○	At Day 29, complete response was 52% and overall response was 64% across all doses

○	The highest Day 29 complete response rate (61%) was achieved in subjects treated with itolizumab within 72 hours of starting systemic steroids

•	Responses were durable, with 79% of Day 29 Responders maintaining response through 6 months and 50% through 12 months

•	Responders tapered steroids by 73% at Day 29, and 96% at Day 169

•	Response at Day 29 was associated with 72% overall survival at 12 months and high rates of progression free survival

•	Itolizumab was well tolerated across all doses, in the context of a severe acute graft-versus-host disease (“aGVHD”) population

•	Itolizumab offers a favorable benefit-risk profile that supports evaluation in a pivotal Phase 3 study (“EQUATOR”), which has been initiated for the first-line treatment of aGVHD

Title: Itolizumab, a Novel Targeted Anti-CD6 Therapy, Induces Cleavage of Cell Surface CD6 and Rapid Onset of Efficacy in Subjects with Newly Diagnosed Acute Graft-Versus-Host Disease

First Author: Cherie Ng, Senior Director of Research, Equillium, Inc.

Poster Number: 371

Key Highlights, Summary and Conclusions from Presentation:

•	Itolizumab is associated with rapid and durable decreases in cell surface CD6 and increases in serum sCD6 in subjects with aGVHD

•

The observed association between itolizumab serum concentrations and clinical response highlights the importance of achieving high concentrations early in the treatment period to maximize pharmacodynamic effects and clinical efficacy

•	These results provide evidence of itolizumab activity at the doses evaluated in the EQUATE study and were used to optimize dose selection for the ongoing Phase 3 EQUATOR study

Title: The CD6-ALCAM Pathway Promotes Effector T Cell Migration

First Author: Valeria Marrocco, Scientist, Equillium, Inc.

Poster Number: 362

Key Highlights, Summary and Conclusions from Presentation:

•

CD4+ and CD8+ T cells that migrate in response to CXCL12 express higher levels of CD6 and that the amount of migration correlates with levels of CD6 expression, suggesting that CD6 is engaged during T cell migration across the endothelial monolayer

•

Decreasing CD6 expression led to decreased migration of TEM and TEMRA cells while migration of T regulatory cells was unaffected, thus suggesting targeting CD6 in aGVHD would decrease infiltration of pathogenic T cells while still permitting modulation of the immune response by T regulatory cells

•	Data suggests that CD6-ALCAM pathway is involved in the movement of T cells through the endothelial tissues and confirms CD6 as a target to prevent pathogenic T cell recruitment into inflamed organs

Forward Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Because such statements are subject to risks and uncertainties, many of which are outside of the Company’s control, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to statements regarding the potential benefit of treating patients with aGVHD or lupus/lupus nephritis with itolizumab, Equillium’s plans and expected timing for developing itolizumab including the expected timing of initiating, completing and announcing further results from the EQUATE, EQUIP, EQUALISE and EQUATOR studies, Equillium’s plans and expected timing for developing EQ101 and EQ102 including the expected timing of initiating, completing and announcing further results from Phase 2 and Phase 1 studies, respectively, the potential for any of Equillium’s ongoing or planned clinical studies to show safety or efficacy, Equillium’s anticipated timing of regulatory review and feedback, and Equillium’s plans and expected timing for developing its product candidates and potential benefits of its product candidates. Risks that contribute to the uncertain nature of the forward-looking statements include: uncertainties related to the abilities of the leadership team to perform as expected; Equillium’s ability to execute its plans and strategies; risks related to performing clinical studies; the risk that interim results of a clinical study do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; potential delays in the commencement, enrollment and completion of clinical studies and the reporting of data therefrom; the risk that studies will not be completed as planned; Equillium’s plans and product development, including the initiation and completion of clinical studies and the reporting of data therefrom; whether the results from clinical studies will validate and support the safety and efficacy of Equillium’s product candidates; changes in the competitive landscape; uncertainties related to Equillium’s capital requirements; and having to use cash in ways or on timing other than expected and the impact of market volatility on cash reserves. These and other risks and uncertainties are described more fully under the caption “Risk Factors” and elsewhere in Equillium’s filings and reports, which may be accessed for free by visiting EDGAR on the SEC web site at http://www.sec.gov and on the Company’s website under the heading “Investors.” Investors should take such risks into account and should not rely on forward-looking statements when making investment decisions. All forward-looking statements contained in this report speak only as of the date on which they were made. Equillium undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUILLIUM, INC.

Date: April 25, 2022	By:	/s/ Bruce D. Steel
Bruce D. Steel President and Chief Executive Officer